UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 16, 2010 (March 11, 2010)

BEST ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53260	02-0789714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road; Suite 825 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

    (713) 933-2600
(Registrant’s telephone number,
including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On March 11, 2010, Best Energy Services, Inc. (the “Company”), Bob Beeman Drilling Company, a wholly owned subsidiary of the Company (“BBD”), Best Well Service, Inc., a wholly owned subsidiary of the Company (“BWS”), and PNC Bank, National Association, as agent for the lenders (“PNC”), entered into that certain Waiver and Amendment No. 8 to Revolving Credit, Term Loan and Security Agreement (the “Eighth Amendment”).  On March 16, 2010, the Company, BBD, BWS and PNC entered into that certain Amendment No. 9 to Revolving Credit, Term Loan and Security Agreement (the “Ninth Amendment” and together with the Eight Amendment, the “Eighth and Ninth Amendments”).  The Eighth and Ninth Amendments amended the Revolving Credit, Term Loan and Security Agreement dated February 14, 2008 between the Company, BBD, BWS and PNC, as subsequently amended by that certain Waiver and Amendment No. 1 dated April 15, 2009, that certain Waiver and Amendment No. 2 dated August 19, 2009, that certain Amendment No. 3 dated October 20, 2009, that certain Amendment No. 4 dated November 9, 2009, that certain Waiver and Amendment No. 5 dated January 13, 2010, that certain Waiver and Amendment No. 6 dated February 3, 2010 and that certain Waiver and Amendment No. 7 dated February 19, 2010 (the “Loan Agreement”) as follows: (i) the definition of “Successful Equity Offering” was revised to reduce the amount of net cash proceeds that the Company must realize from such offering to $1 million and to require that such offering close no later than March 25, 2010; (ii) the definitions of “Special Advance Amount” and “Special Advance Period” were revised to (A) increase the availability under the revolving line of credit by $2,400,000 until March 25, 2010, (B) after March 25, 2010 (assuming a Successful Equity Offering is completed), set the amount of this additional availability under the revolving line of credit to the lesser of (1) $1,750,000 and (2) $2,400,000 less 65% of the net cash proceeds received by the Company from the issuance of equity interests (including in connection with a Successful Equity Offering), with such additional availability to remain in place until March 31, 2011 and (C) reduce the amount of this additional availability under the revolving line of credit to zero at all times after March 31, 2011 or March 25, 2010 if a Successful Equity Offering is not completed by such date; (iii) Section 2.21 of the Loan Agreement was revised to no longer allow the Company to reinvest the proceeds from the certain sales of collateral rather than use such proceeds to pay down the loans; (iv) Section 4.3 of the Loan Agreement was revised to no longer allow the Company to exchange its equipment for similar replacement equipment; (v) Section 6.5(b) of the Loan Agreement was revised to amend the minimum EBITDA covenant to adjust the measurement periods and decrease the minimum EBITDA requirement for the quarter ended March 31, 2010 and increase the minimum EBITDA requirements for the subsequent periods; (vi) Section 6.5(c) of the Loan Agreement and the definition of “Minimum Rig Utilization” were revised to amend the minimum rig utilization covenant to (A) change the measurement point from the daily average number of rigs earning revenue in a given period to the total number of rig hours billed in a given period and (B) set the minimum required levels for this new measurement point; (vii) a new Section 6.5(d) was added to the Loan Agreement that requires the Company to meet certain minimum mandatory term loan repayment requirements through the sale of equipment owned by BBD (whose operations have been discontinued); (viii) Section 9.7 of the Loan Agreement was revised to extend the deadline for delivering audited financial statements for 2009 to April 15, 2010; and (ix) Section 9.9 of the Loan Agreement was revised to require that the Company deliver the monthly financial statements for January 2010 by March 15, 2010.  In addition, the Eighth and Ninth Amendments conditionally waived the existing defaults that had occurred and were continuing as of the date of the Ninth Amendment.  The condition for this waiver is the completion of a Successful Equity Offering, as redefined.  In the Eighth and Ninth Amendments, PNC expressly reserves all of its rights and remedies under the Loan Agreement, the other documents and agreements entered into in connection with the Loan Agreement and at law, subject to the conditional waiver described above.  The foregoing description of the Eighth and Ninth Amendments is qualified in its entirety by reference to the Eighth and Ninth Amendments, copies of which are attached to this Current Report as exhibits and incorporated herein by reference.  In consideration of the Eighth and Ninth Amendments, the Company will (i) pay to its lenders a cash fee of $10,000, payable $5,000 on the date of the Eighth and Ninth Amendments and $5,000 on April 10, 2010 (or earlier if an event of default occurs), (ii) pay to its lenders a cash fee of $50,000 if the Company completes a Successful Equity Offering that generates gross cash proceeds to the Company of at least $3,000,000 (as provided in the Waiver and Amendment No. 5, the Waiver and Amendment No. 6 and the Waiver and Amendment No. 7) and (iii) issue to PNC a warrant to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.10 per share.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits

10. 1
Waiver and Amendment No. 8 to Revolving Credit, Term Loan and Security Agreement dated as of March 11, 2010 by and among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and PNC Bank, National Association, as agent for the lenders.

10. 2
Amendment No. 9 to Revolving Credit, Term Loan and Security Agreement dated as of March 16, 2010 by and among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and PNC Bank, National Association, as agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2010

BEST ENERGY SERVICES, INC.

By:	/s/ Mark G. Harrington
Mark G. Harrington
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1
Waiver and Amendment No. 8 to Revolving Credit, Term Loan and Security Agreement dated as of March 11, 2010 by and among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and PNC Bank, National Association, as agent for the lenders.

10. 2
Amendment No. 9 to Revolving Credit, Term Loan and Security Agreement dated as of March 16, 2010 by and among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and PNC Bank, National Association, as agent for the lenders.